Dupree Mutual Funds

Supplement dated July 31, 2024 to the

Statement of Additional Information

dated November 1, 2023

Effective as of March 1, 2024, Knox van Nagell Pfister has resigned from the Board of Trustees of Dupree Mutual Funds. Any reference to Knox van Nagell Pfister should be disregarded.

Effective as of June 30, 2024, Ann Rosenstein Giles has resigned from the Board of Trustees of Dupree Mutual Funds. Any reference to Ann Rosenstein Giles should be disregarded.

Effective immediately, the first paragraph of the Statement of Additional Information section entitled “OFFICERS AND TRUSTEES” shall be deleted and replaced with the following:

The Board is comprised of two persons – James C. Baughman, Jr. and Marc A. Mathews – who are independent Trustees (that is, they are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act.), and Allen E. Grimes, III, who is an “interested person” because he is employed by Dupree & Company, Inc.

This Supplement, the Prospectus and the Statement of Additional Information, each dated November 1, 2023, provide the information a prospective investor should know about Dupree Mutual Funds and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free (800) 866-0614.

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